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                    U.S. Securities and Exchange Commission



                            Washington, D.C. 20549



                                   FORM 8-K



                                CURRENT REPORT


         PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES ACT OF 1934

Date of Report (Date of earliest event reported):   July 20, 1999
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                           Metro Global Media, Inc.
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            (Exact name of registrant as specified in its charter)




       Delaware                       0-21634                    65-0025871
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State or other jurisdiction          (Commission              (IRS Employer
     of incorporation                File Number)           Identification No.)


1060 Park Avenue, Cranston, Rhode Island                       02910
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(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:         (401) 942-7876
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         (Former name of former address, if changed since last report)
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Item 4    Change in Registrant's Certifying Accountants


1) On July 16, 1999, Metro Global Media, Inc. ("Metro") appointed the accounting firm of Imowitz Koenig & Co., LLP as independent accountants for fiscal 1999. Metro's Board of Directors approved the selection of Imowitz Koenig & Co., LLP as new independent accountants. Management has not consulted with Imowitz Koenig & Co., LLP on any accounting, auditing or reporting matter.

                                 SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    METRO GLOBAL MEDIA, INC.



                                    By:/s/ Janet Hoey
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                                       Janet Hoey, Treasurer


July 20, 1999